Exhibit 99.2

EchoStar Corporation

Announces Exchange Offers and Consent Solicitations by

DISH DBS Issuer LLC for

Certain Existing Senior Notes

Issued by DISH DBS Corporation

Englewood, Colo., Jan. 16, 2024 —EchoStar Corporation (Nasdaq: SATS) (“EchoStar”) today announced that its newly formed subsidiary DISH DBS Issuer LLC (“DBS Issuer”) (also known as DBS Subscriber Subsidiary) has commenced offers (the “Exchange Offers”) to Eligible Holders (as defined below) to exchange (x) up to $1,000,000,000 aggregate principal amount of the 5.875% Senior Notes due 2024 (the “DBS 2024 Notes”) issued by DISH DBS Corporation (“DBS”), a subsidiary of EchoStar, for Series 2024-1 Class A-1 10.00% Senior Secured Notes due 2030 (the “DBS Issuer Class A-1 Notes”) and (y) up to an aggregate principal amount described below of (i) the 7.75% Senior Notes due 2026 issued by DBS (the “DBS 2026 Notes”), (ii) the 7.375% Senior Notes due 2028 (the “DBS 2028 Notes”) and (iii) the 5.125% Senior Notes due 2029 (the “DBS 2029 Notes,” and together with the DBS 2024 Notes, the DBS 2026 Notes and the DBS 2028 Notes, the “Existing DBS Notes”), each for 2024-1 Class A-2 10.00% Senior Secured Notes due 2034 (the “DBS Issuer Class A-2 Notes” and, together with DBS Issuer Class A-1 Notes, the “DBS Issuer Notes”). The DBS Issuer Notes are to be issued by DBS Issuer, in each case, pursuant to the terms described in an exchange offer memorandum and consent solicitation statement, dated January 16, 2024 (the “Exchange Offer Memorandum”). The DBS Issuer Notes will be secured by the assets of DBS Issuer, which include approximately 3.0 million DISH TV subscribers.

The maximum aggregate principal amount of DBS Issuer Notes that will be issued to eligible holders of Existing DBS Notes pursuant to the Exchange Offers is $3,000,000,000, subject to adjustment as described below:

(1)	no more than $1,000,000,000 aggregate principal amount of the DBS 2024 Notes (the “2024 Notes Tender Cap”); and

(2)	the maximum aggregate principal amount of (i) DBS Issuer Class A-1 Notes that will be issued is $1,000,000,000 (the “Maximum Offered Class A-1 Notes Amount”) and (ii) DBS Issuer Class A-2 Notes that will be issued is $3,000,000,000 less the aggregate principal amount of any DBS Issuer Class A-1 Notes issued (the “Maximum Offered Class A-2 Notes Amount”).

DBS Issuer reserves the right, in its sole discretion, subject to applicable law, to increase or decrease the 2024 Notes Tender Cap, the Maximum Offered Class A-1 Notes Amount, the Maximum Offered Class A-2 Notes Amount and/or the Maximum Offered Notes Amount, but there can be no assurance that DBS Issuer will do so. This could result in DBS Issuer purchasing a greater or lesser aggregate principal amount of Existing DBS Notes in the Offers and issuing a greater or lesser aggregate principal amount of DBS Issuer Notes.

Existing DBS Notes accepted for exchange into DBS Issuer Class A-2 Notes on any settlement date will be accepted in accordance with the priority levels (the “Acceptance Priority Levels”) set forth below (with “1” being the highest Acceptance Priority Level and “3” being the lowest Acceptance Priority Level). Only the Existing DBS Notes being exchanged for DBS Issuer Class A-2 Notes will be subject to the Acceptance Priority Levels.

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The following table describes certain terms of the exchange offers:

Title of Existing DBS Notes	CUSIP Number(1) (Rule 144A/Reg S)	ISIN(1) (Rule 144A/Reg S)	Tender Cap		Principal Amount Outstanding		Acceptance Priority Level	DBS Issuer Notes	Exchange Consideration(4)	Early Exchange Premium(4)(5)	Total Consideration(4)(6)
5.875% Senior Notes due 2024	25470XAW5 / U25486AL2	US25470XAW56 / USU25486AL24	$1,000,000,000	(2)	$1,982,544,000	(3)	N/A	Class A-1 Notes	$950.00	$50.00	$1,000.00
7.75% Senior Notes due 2026	25470XAY1 / U25486AM0	US25470XAY13 / USU25486AM07	N/A		$2,000,000,000		1	Class A-2 Notes	$610.00	$50.00	$660.00
7.375% Senior Notes due 2028	25470XBB0 / U25486AN8	US25470XBB01 / USU25486AN89	N/A		$1,000,000,000		2	Class A-2 Notes	$450.00	$50.00	$500.00
5.125% Senior Notes due 2029	25470XBD6 / U25486AP3	US25470XBD66 / USU25486AP38	N/A		$1,500,000,000		3	Class A-2 Notes	$380.00	$50.00	$430.00

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers or ISINs listed in this press release or printed on the Existing DBS Notes. They are provided solely for convenience.
(2)	No more than the 2024 Notes Tender Cap of 5.875% Senior Notes due 2024 (as it may be increased or decreased by DBS Issuer in its sole discretion) will be purchased in the Exchange Offers.
(3)	Net of $17,456,000 of 5.875% Senior Notes due 2024 that are held by DISH Network Corporation and not deemed outstanding.
(4)	Consideration in the form of principal amount of DBS Issuer Notes per $1,000 principal amount of Existing DBS Notes that are validly tendered and accepted for exchange, subject to any rounding as described in the Exchange Offer Memorandum. Excludes accrued interest, which will be paid in cash in addition to the Exchange Consideration or the Total Consideration, as applicable.
(5)	The Early Exchange Premium will be payable to Eligible Holders who validly tender Existing DBS Notes at or prior to the Early Tender Time.
(6)	Includes the Early Exchange Premium for Existing DBS Notes validly tendered at or prior to the Early Tender Time.

The DBS Issuer Notes will be secured by all of DBS Issuer’s interests in its subscription and equipment agreements (as described in the Exchange Offer Memorandum). The DBS Issuer Notes will not have recourse to any assets of EchoStar or any of its other subsidiaries.

Concurrently with the Exchange Offers, DBS Issuer is soliciting consents (the “Consent Solicitations” and together with the Exchange Offers, the “Offers”) from holders of each series of the Existing DBS Notes to amend the terms of the applicable series of Existing DBS Notes and the indentures governing such Existing DBS Notes (the “Existing Indentures”) to, among other things, eliminate certain events of default (including any defaults related to any payment default or acceleration of certain indebtedness and defaults related to the bankruptcy of DBS) and substantially all of the covenants in each such indenture and the Existing DBS Notes of the applicable series, including, but not limited to, limitations on restricted payments, dividend restrictions, indebtedness, liens, asset sales, affiliate transactions, reporting and mergers, and to make certain conforming changes to each such indenture and the Existing DBS Notes of the applicable series to reflect the proposed amendments (the “Proposed Amendments”). Holders may not consent to the Proposed Amendments without tendering the applicable Existing DBS Notes in the relevant Exchange Offer, and holders may not tender Existing DBS Notes of any series for exchange without consenting to the Proposed Amendments for such series.

Each Exchange Offer and Consent Solicitation will expire immediately after 11:59 p.m., New York City time, on February 12, 2024, or any other date and time to which DBS Issuer extends such period for such Exchange Offer and Consent Solicitation in its sole discretion (such date and time, as it may be extended, the “Expiration Time”), unless earlier terminated.

To be eligible to receive the applicable total consideration (the “Total Consideration”) in the applicable Offer, Eligible Holders must validly tender and not validly withdraw their Existing DBS Notes and validly deliver and not revoke their consents at or prior to 5:00 p.m., New York City time, on January 29, 2024, or any other date and time to which DBS Issuer extends such period in its sole discretion (such date and time for such Offer, as it may be extended, the “Early Tender Time”). Eligible Holders validly tendering their Existing DBS Notes after the applicable Early Tender Time for an Offer and at or prior to the Expiration Time for such Offer will only be eligible to receive the applicable exchange consideration set forth in the table above (the “Exchange Consideration”), which equals the applicable Total Consideration less the applicable Early Exchange Premium set forth in the table above.

Validly tendered Existing DBS Notes may be withdrawn and related consents revoked, with respect to an Exchange Offer and Consent Solicitation for any series of Existing DBS Notes at or prior to, and not thereafter (subject to applicable law), in the case of any series of Existing DBS Notes, the earliest of (i) the time of execution of the Supplemental Indenture (as defined below) relating to such series of Existing DBS Notes (which is expected to occur promptly after receipt of the Requisite Consents (as defined below) for such series), (ii) 5:00 p.m., New York City time, on January 29, 2024, unless extended by DBS Issuer in its sole discretion and (iii) the termination of the Consent Solicitation with respect to such series of Existing DBS Notes. The occurrence of such event with respect to a series of Existing DBS Notes is referred to as the “Withdrawal Deadline” for such series of Existing DBS Notes.

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The 2024 Notes Tender Cap limits the maximum aggregate principal amount of the DBS 2024 Notes that may be exchanged in the applicable Offer to $1,000,000,000. Accordingly, acceptance for tenders of DBS 2024 Notes may be subject to proration if the aggregate principal amount DBS 2024 Notes validly tendered would result in the aggregate principal amount of DBS 2024 Notes exchanged exceeding the 2024 Notes Tender Cap.

DBS Issuer will exchange any Existing DBS Notes that have been validly tendered at or prior to the Expiration Time and that it chooses to accept for exchange, subject to all conditions to such Exchange Offer and Consent Solicitation having been either satisfied or waived by DBS Issuer, within three business days following the Expiration Time or as promptly as practicable thereafter (the settlement date of such exchange with respect to an Exchange Offer and Consent Solicitation being referred to as the “Settlement Date”), subject to the 2024 Notes Tender Cap, the Maximum Offered Class A-1 Notes Amount, the Maximum Offered Class A-2 Notes Amount, the Acceptance Priority Level and proration.

Subject to the Maximum Offered Class A-2 Notes Amount, the Acceptance Priority Level and proration, all Existing DBS Notes subject to the Acceptance Priority Levels (the “Acceptance Priority Notes”) of a series validly tendered at or before the Expiration Time having a higher Acceptance Priority Level will be accepted before any Acceptance Priority Notes of another series tendered at or before the Expiration Time having a lower Acceptance Priority Level are accepted, even if the Acceptance Priority Notes having a lower Acceptance Priority Level were tendered prior to the applicable Early Tender Time and the Existing DBS Notes having a higher Acceptance Priority Level were tendered after the Early Tender Time but on or prior to the Expiration Time. Accordingly, even if the Offers are fully subscribed such that the aggregate Exchange Consideration issuable in respect of Acceptance Priority Notes validly tendered equals at least the Maximum Offered Class A-2 Notes Amount as of the applicable Early Tender Time, Acceptance Priority Notes validly tendered at or before the applicable Early Tender Time may be subject to proration if DBS Issuer accepts Acceptance Priority Notes tendered after the applicable Early Tender Time but on or prior to the Expiration Time that have a higher Acceptance Priority Level than such Existing DBS Notes. In such a scenario, DBS Issuer will (assuming satisfaction or waiver of the conditions set forth in the Exchange Offer Memorandum with respect to the Offers) accept all validly tendered Existing DBS Notes and related consents on or prior to the Expiration Time on a prorated basis based on the Acceptance Priority Level such that the aggregate Exchange Consideration for the Acceptance Priority Notes equals the Maximum Offered Class A-2 Amount (subject to rounding down to the nearest $1,000). A Consent Solicitation with respect to a series of Existing DBS Notes will be terminated if the consents of holders of a majority in aggregate principal amount of such series of Existing DBS Notes outstanding, or in the case of certain amendments, 66 2/3%, (excluding any DBS Senior Notes held by the Company or its affiliates) (with respect to each series of Existing DBS Notes, the “Requisite Consents”) for such series are not obtained and, in such case, the applicable Proposed Amendments for such series of Existing DBS Notes will not become effective.

All Existing DBS Notes not accepted as a result of proration will be rejected from the applicable Offer and will be promptly returned to the tendering Eligible Holder.

Existing DBS Notes may be tendered and accepted for exchange only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, provided that the DBS Issuer Notes will be issued with minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. If proration causes DBS to return less than the minimum denomination of a series of Existing DBS Notes to an Eligible Holder, then DBS Issuer will either accept all or reject all of the Existing DBS Notes of such series tendered by such Eligible Holder. The amount of DBS Issuer Notes to be issued to any Eligible Holder will be rounded down to the nearest $1,000. Any fractional portion of DBS Issuer Notes not received as a result of rounding down will be paid in cash.

If the Requisite Consents to the applicable Proposed Amendments are received and not revoked with respect to a series of Existing DBS Notes, DBS and the trustee under the Existing Indenture governing such series of Existing DBS Notes are expected to execute a supplemental indenture to such Existing Indenture providing for the Proposed Amendments (with respect to any such series of Existing DBS Notes, a “Supplemental Indenture”), promptly after receipt of such Requisite Consents. The Supplemental Indenture will effect the Proposed Amendments only with respect to such series of Existing DBS Notes for which the applicable Requisite Consents were received and not revoked. The adoption of the Proposed Amendments with respect to any series of Existing DBS Notes is not conditioned upon the consummation of any other Consent Solicitation or adoption of the Proposed Amendments in respect of any other series of Existing DBS Notes or obtaining any Requisite Consent with respect to any other series of Existing DBS Notes. The failure to obtain the Requisite Consents with respect to any series of Existing DBS Notes will not affect the ability of DBS to enter into the Supplemental Indenture and cause the Proposed Amendments to become effective for any other series of Existing DBS Notes. If an Exchange Offer or the related Consent Solicitation with respect to a series of Existing DBS Notes is terminated or withdrawn, the Existing Indenture governing such series of Existing DBS Notes will remain in effect in its present form with respect to such series of Existing DBS Notes. However, if the Proposed Amendments for a series of Existing DBS Notes become operative, holders of such series of Existing DBS Notes who do not tender Existing DBS Notes will be bound by the applicable Proposed Amendments, meaning that their Existing DBS Notes will be governed by an Existing Indenture as amended by the applicable Supplemental Indenture.

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Each Exchange Offer and Consent Solicitation is a separate offer and/or solicitation, and each may be individually amended, extended, terminated or withdrawn, subject to certain conditions and applicable law, at any time in DBS Issuer’s sole discretion, and without amending, extending, terminating or withdrawing any other Exchange Offer or Consent Solicitation. No Offer is conditioned upon any minimum principal amount of Existing DBS Notes of any series being tendered nor the consummation of any other Offer or Consent Solicitation. Additionally, notwithstanding any other provision of the Offers, DBS Issuer’s obligations to accept and exchange any of the Existing DBS Notes validly tendered pursuant to an Offer is subject to the satisfaction or waiver of certain conditions, as described in the Exchange Offer Memorandum, and DBS Issuer expressly reserves its right, subject to applicable law, to terminate any Offer and/or Consent Solicitation at any time.

The Offers are being made, and the applicable series of DBS Issuer Notes are being offered, only to holders of the Existing DBS Notes who are either (a) persons who are reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act to whom the DBS Issuer Notes are offered in the United States in a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act or (b) persons other than “U.S. persons” as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), who agree to purchase the DBS Issuer Notes outside of the United States and who are otherwise in compliance with the requirements of Regulation S. The holders of Existing DBS Notes who have certified to DBS Issuer that they are eligible to participate in the Offers and Consent Solicitations pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.” Eligible Holders may go to www.dfking.com/dish to confirm their eligibility.

Full details of the terms and conditions of the Exchange Offers and the Consent Solicitations are described in the Exchange Offer Memorandum. The Exchange Offers and the Consent Solicitations are only being made pursuant to, and the information in this press release is qualified in its entirety by reference to, the Exchange Offer Memorandum, which is being sent by DBS Issuer to Eligible Holders of the Existing DBS Notes. Eligible Holders of the Existing DBS Notes are encouraged to read these documents, as they contain important information regarding the Exchange Offers and the Consent Solicitations.

None of EchoStar, DBS, DBS Issuer, any of their respective subsidiaries or affiliates, or any of their respective officers, boards of directors or directors, the dealer manager and solicitation agent, the exchange agent and information agent or any trustee is making any recommendation as to whether Eligible Holders should tender any Existing DBS Notes in response to the Exchange Offers or deliver any consents pursuant to the Consent Solicitations and no one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision as to whether to tender their Existing DBS Notes and deliver consents, and, if so, the principal amount of Existing DBS Notes as to which action is to be taken.

The Exchange Offers and the Consent Solicitations are not being made to Eligible Holders of Existing DBS Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Exchange Offers and the Consent Solicitations are required to be made by a licensed broker or dealer, the Exchange Offers and the Consent Solicitations will be deemed to be made on behalf of DBS and DBS Issuer, as applicable, by the dealer manager and solicitation agent, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

The DBS Issuer Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The DBS Issuer Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any issuance of DBS Issuer Notes in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

This press release shall not constitute an offer to sell or exchange or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale or exchange of the DBS Issuer Notes in any jurisdiction where such offering or sale or exchange would be unlawful. There shall not be any sale of the DBS Issuer Notes in any jurisdiction in which such offer, solicitation, exchange or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

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D.F. King & Co., Inc. is acting as exchange agent and information agent for the exchange offers and consent solicitations.

About EchoStar Corporation

EchoStar Corporation (Nasdaq: SATS) is a premier provider of technology, networking services, television entertainment and connectivity, offering consumer, enterprise, operator and government solutions worldwide under its EchoStar®, Boost Mobile®, Boost Infinite, Sling TV, DISH TV, Hughes®, HughesNet®, HughesON™, and JUPITER™ brands. In Europe, EchoStar operates under its EchoStar Mobile Limited subsidiary and in Australia, the company operates as EchoStar Global Australia. For more information, visit www.echostar.com and follow EchoStar on X (Twitter) and LinkedIn.

Where You Can Find Additional Information

As noted above, further details regarding the terms and conditions of the Offers can be found in the Exchange Offer Memorandum. ANY INVESTOR HOLDING EXISTING DBS NOTES IS URGED TO READ THE EXCHANGE OFFER MEMORANDUM THAT HAS BEEN MADE AVAILABLE TO THEM BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ISSUER AND THE OFFERING.

Requests for the Exchange Offer Memorandum and other documents relating to the Offers may be directed to D.F. King & Co., Inc., the exchange agent and information agent for the Offers, by sending an email to DISH@dfking.com or by calling (800) 967-5084 (U.S. toll-free) or (212) 269-5550 (banks and brokers).

Forward-looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, in particular, statements about plans, objectives and strategies, growth opportunities in our industries and businesses, our expectations regarding future results, financial condition, liquidity and capital requirements, estimates regarding the impact of regulatory developments and legal proceedings, and other trends and projections. Forward-looking statements are not historical facts and may be identified by words such as "future," "anticipate," "intend," "plan," "goal," "seek," "believe," "estimate," "expect," "predict," "will," "would," "could," "can," "may," and similar terms. These forward-looking statements are based on information available to us as of the date hereof and represent management's current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. Accordingly, actual performance, events or results could differ materially from those expressed or implied in the forward-looking statements due to a number of factors. Additional information concerning these risk factors is contained in each of EchoStar's, DISH Network's and DBS’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in EchoStar's and DBS’s subsequent Current Reports on Form 8-K, and other SEC filings. All cautionary statements made or referred to herein should be read as being applicable to all forward-looking statements wherever they appear. You should consider the risks and uncertainties described or referred to herein and should not place undue reliance on any forward-looking statements. The forward-looking statements speak only as of the date made. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Should one or more of the risks or uncertainties described herein or in any documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.

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